MAUI LAND & PINEAPPLE COMPANY, INC.
              STOCK OPTION AGREEMENT FOR DAVID COLE

          Agreement dated October 6, 2003 between Maui Land
& Pineapple Company, Inc., a Hawaii corporation ("Company"), whose principal place of business is in the State of Hawaii, and David C. Cole ("Optionee").

          1. Grant of Option. The Company hereby agrees to grant to Optionee, effective as of October 15, 2003 ("Grant Date"), the right and option ("Option") to purchase from the Company, for a price equal to the exercise price as described below ("Exercise Price"), up to 200,000 shares of Company common stock ("Company Stock" or "Shares"). However, this grant shall be contingent upon the Company's obtaining shareholder approval of certain amendments to the Company's Restated Articles of Association as may be required to increase authorized Shares for implementation of this grant. Although the Grant Date shall serve to determine certain administrative issues hereunder (e.g., term of Option, excisable, etc.), the actual grant date of this Option shall be the date on which shareholder approval is obtained as described in the preceding sentence and no Option shall be exercised and no Option Shares shall be issued until such approval date. This grant of Option shall constitute a nonqualified stock option which is not a qualified stock option as defined in Section 422 of the Internal Revenue Code of 1996, as amended. This grant of Option is made pursuant to the terms of that certain employment agreement by and between the Company and Optionee effective as of October 15, 2003 ("Employment Agreement").

          2.   Terms and Conditions of Option.

               a. Exercise Price. The Exercise Price shall be $19.70 per Share, which is the fair market value per Share as of August 11, 2003.

               b. Term of Option. The term of the Option over which the Option may be exercised shall commence on the Grant
Date and, subject to the provisions of Section 3.b below, shall terminate ten years thereafter. The Option shall not be exercisable after the end of the term of the Option.

               c. Exercisability of Option. As to the total number of Shares with respect to which the Option is granted, the Option shall be exercisable as follows: (i) one-third of the Option in the aggregate shall be exercisable on or after the first anniversary of the Grant Date, and (ii) an additional one-twelfth of the Option in the aggregate shall become exercisable on the completion of each quarter (i.e., three-month period, which need not begin or end at the beginning or end of calendar months) between the first and third anniversary of the Grant Date.

          In addition, the Option shall become fully exercisable upon: (i) the termination by Company of Optionee's employment "without cause" (as described in Sections 8(d) and 8(f) of the Employment Agreement) or (ii) except as provided in
Section 8(g)(iii) of the Employment Agreement, the Optionee's resignation for "good reason" (as described in Sections 8(d) and 8(g) of the Employment Agreement).

          3.   Additional Terms and Conditions.

               a.   Exercise of Option; Payments for Shares.
This Option may be exercised from time to time with respect to all or any portion of the number of Shares with respect to which the Option has become exercisable, in whole or in part, by written notice to the Corporate Secretary of the Company or other authorized personnel of the Company. Any notice of exercise of the Option shall be accompanied by payment of the full Exercise Price for the Shares being purchased (i) by delivery of a good check payable to the order of the Company, by delivery to the Company of a number of Shares already owned by Optionee having a fair market value equal to such Exercise Price or (iii) by Optionee's requesting and agreeing in writing to a customary
"net exercise" or "cashless exercise" with the Company or (iv) via a customary "same-day-sale" or margin account exercise arrangement (if consistent with applicable margin rules) with an SEC-registered broker dealer or (v) by a combination of these payment methods; and, in any case, the Company shall cooperate reasonably with such exercise and designated method of payment. The Option shall not be exercised for any fractional Shares and no fractional Shares shall be issued or delivered. The date of actual receipt by the Company of the notice of exercise shall be treated as the date of exercise of the Option for the Shares being purchased. If Optionee fails timely to pay for any Option Shares specified in the notice of exercise or fails promptly to accept delivery of the Option Shares, Company shall give notice to Optionee of such failure, demanding immediate cure and stating that, absent such curative action, the exercise will be ineffective; and, if such failure is not cured within thirty (30) days thereafter, the subject exercise shall be ineffective.

               b. Termination of Option. Except as otherwise provided herein, the Option shall terminate and shall not be exercisable following Optionee's termination of employment.
If Optionee's employment with the Company or any of its subsidiaries terminates, the Option shall continue to be exercisable, to the extent it is exercisable on the date such employment is terminated, for six months after such termination, but in no event after the tenth anniversary of the Grant Date. However, if Optionee's employment terminates because of Optionee's death (as described in Section 8(a) of the Employment Agreement) or disability (as described in Section 8(b) of the Employment Agreement), the Option shall continue to be exercisable, to the extent it is exercisable on the date such employment is terminated, for twelve months after such termination, but in no event after the tenth anniversary of the Grant Date.

          If the Company terminates Optionee's employment for "cause" (as described in Sections 8(c) and 8(f) of the Employment Agreement), the Option shall immediately terminate at such time.

          For these purposes, the Optionee's employment shall not be treated as terminated in the case of a transfer of employment within or between the Company and its subsidiaries or in the case of sick leave or other approved leaves of absences.

               c.   Issuance of Shares; Registration; Withholding
                    Taxes.
As soon as practicable after the exercise of the Option and payment therefore as provided above, the Company shall cause to be issued and delivered to Optionee, or for Optionee's account, a certificate or certificates for the Option Shares purchased. The Company may withhold with respect to the payment of any Option Shares any taxes required to be withheld because of such payment, including the withholding of Shares otherwise payable due to exercise of the Option. If, without limiting the Company's obligations under Section 6 hereof or the rights of Optionee thereunder, a registration (as that term is defined below) is not in effect for the issuance of the Shares to Optionee, the Company may require a customary investment representation from Optionee and may include a legend on the share certificate(s) as described in Section 7, below. In any event, Optionee shall comply with any and all legal requirements relating to Optionee's resale or other disposition of any Shares acquired under this Agreement.

               d. Nontransferability of Options. The Option and this Agreement shall not be assignable or transferable by Optionee other than by will or by the laws of descent and distribution, or to a family partnership or other entity customarily used for estate planning purposes, provided that the transferor agrees in writing in a form provided by the Company to be bound by all provisions of this Agreement.
During Optionee's lifetime, the Option and all rights of Optionee under this Agreement may be exercised only by Optionee (or by his or her legal guardian or legal representative or such family partnership or similar entity). If the Option is exercised by such a partnership or similar entity or after Optionee's death, the Committee may require evidence reasonably satisfactory to it of the authority of the person exercising the Option to act in respect thereto. Any delay in furnishing such evidence, however, shall not make any otherwise valid exercise invalid as untimely but shall only permit the Company to delay reasonably the delivery of the certificate(s) for the subject shares.
          4. Share Adjustments. The number and kind of securities issuable upon exercise of this Option and the Exercise Price shall be adjusted equitably for any increase or decrease in the number of issued shares of common stock, or the exchange of shares of common stock for other securities, by reason of a merger, reorganization, recapitalization, reclassification, stock split, stock dividend, or other capital adjustments so as to preserve, as nearly as may be, but not increase, the economic value and consequences of this Option and the exercise hereof. The adjustment required shall be made by the Committee, whose reasonable determination shall be conclusive. Except as otherwise provided in this Section 4, no adjustments shall be made for dividends, distributions, or other rights (whether ordinary or extraordinary, and whether in cash, securities or other property) for which the record date is prior to the date of exercise.

          5. No Rights as Shareholder. The execution and delivery of this Option Agreement does not confer upon Optionee any rights as a shareholder as to any of the Shares issuable hereunder. Optionee shall be deemed, and shall have the rights of, a shareholder as to such Shares upon and to the extent one or more valid exercise of this Option.

          6.   Registration of Option Shares.

               a. Definitions. As used in this Section 6, the following terms shall have the following respective meanings:

                    (1)  "1933 Act" means the Securities Act of
1933, as amended.

                    (2)  "1934 Act" means the Securities Exchange
Act of 1934, as amended.

                    (3)  "Form S-8" means such form under the
1933 Act as in effect on the date hereof or any registration form under the 1933 Act subsequently adopted by the Securities and Exchange Commission ("SEC") which permits the registration of the issuance of securities offered hereunder.

                    (4)  The terms "register", "registered" and
"registration" refer to a registration effected by preparing and filing a registration statement or similar document in compliance with the 1933 Act, and the effectiveness of such registration statement or document with the SEC.

               b. Registration. By no later than the first anniversity of the Grant Date, the Company shall take steps reasonably and advisedly chosen (i) to prevent the Option Shares issued to Optionee upon the exercise of this Option from being "restricted securities," as that term is used in Rule 144 under the 1933 Act, thereby preventing the "holding period" requirements in part "d" of that Rule from being applicable to resales under the Rule of such Option Shares by Optionee or (ii) to provide Optionee with substantially the same benefits. The Company has represented to Optionee that the objective set forth above in this paragraph will be accomplished by the registration, prior to the first anniversary of the Grant Date, of the issuance of the underlying Option Shares to Optionee. Based on this representation and subject to its correctness, Optionee agrees that Company's compliance with the obligation set out in the first sentence of this paragraph may take the form of using Company's best efforts: (a) to register such issuance on Form S-8, on or before the first anniversary of the Grant Date, and (b) to effect all such other registrations, qualifications and compliances as may be requested and as would permit and facilitate, by no later than the first anniversary of the Grant Date, the issuance to the Optionee of such Option Shares upon exercise of the Option from time to time, in transactions that will not result in such shares being "restricted securities" as described above. If for any reason the Company determines that it cannot use Form S-8 to accomplish the foegoing, then it shall promptly notify Optionee thereof. In such event, Optionee shall have identical rights with regard to the Option Shares as set forth in Section 6 of the Restricted Share Agreement dated as of the date hereof between the Company and Optionee, with regard to the "Restricted Shares" described therein.

               c.   Filings.  Whenever it effects the
registration of any Option Shares under this Section 6, the Company shall, as expeditiously as reasonably possible:

                    (1)  Prepare and file with the SEC a
registration statement with respect to such Option Shares and use its best efforts to cause such registration statement to become effective, and keep such registration statement effective until all purchase rights hereunder have been exercised or have terminated (or, if earlier, until shares of Company stock cease to be publicly traded).

                    (2)  Prepare and file with the SEC such
amendments and supplements to such registration statement and the prospectus used in connection with such registration statement as may be necessary to comply with the provisions of the 1933 Act and the rules and regulations thereunder and to allow the exercise by the Optionee of the Options in transactions that will not result in the Option Shares being "restricted securities" as described above.

               d.   Registration Expenses.  For purposes of this
Section 6, "Registration Expenses" shall mean all expenses incurred by the Company in complying with Section 6.b. and 6.c including, without limitation, all registration, filing and qualification fees, printing expenses, fees and disbursements of counsel for the Company, blue sky fees and disbursements, and the expense of any special audits incident to or required by any registration pursuant to Section 6.b. or 6.c. The Company shall bear all Registration Expenses incurred in connection with any registration, qualification or compliance pursuant to Section 6.b. or 6.c.

               e. Other Company Obligations. With a view to making available to the Optionee the benefits of Rule 144 promulgated under the 1933 Act and any other rule or regulation of the SEC that may at any time permit the Optionee to sell securities of the Company to the public without registration, the Company agrees to:

                    (1)  use its best efforts to make and keep
public information available, as those terms are understood and defined in Rule 144, at all times;

                    (2)  use its best efforts to file with the
SEC in a timely manner all reports and other documents required of the Company under the 1933 Act and the 1934 Act; and

                    (3)  furnish to the Optionee, so long as he
owns any Option Shares, forthwith upon request: (i) a written statement by the Company that it has complied with the reporting requirements of Rule 144, the 1933 Act and the 1934 Act; (ii) a copy of the most recent annual or quarterly report of the Company and such other reports and documents so filed by the Company; and
(iii) such other information as may be reasonably requested in order to permit the Optionee to avail itself of any rule or regulation of the SEC or any state securities authority which permits the selling of any such securities without registration.

          7. Restrictive Legends. If, without limiting the Company's obligations under Section 6 hereof or the rights of Optionee thereunder, (a) a registration statement under the Securities Act of 1933 with respect to the issuance of the shares issuable upon exercise of any option granted under the Plan is not in effect at the time of exercise or (b) a registration statement with respect to the issuance of said shares to the Optionee is in effect but not with respect to the Optionee's resale thereof and the Optionee is an "affiliate" of the Company, then, in either such case: (i) as a condition of the issuance of the shares, the person exercising such Option shall give the Company a written acknowledgement substantially in the form attached hereto as Attachment A or Attachment B, hereto, as the case may be, acknowledging that said shares may be reoffered or resold by the Optionee only pursuant to a separate registration statement under said Act or pursuant to an exemption from such registration requirements (such as compliance with the provisions of Rule 144 under the Securities Act of 1933 and (ii) in the former case only, the Company may place upon the stock certificate(s) for shares issued upon exercise of such Option the following legend:

     THE SHARES REPRESENTED BY THIS CERTIFICATE HAVE NOT
     BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933
     (THE "ACT") OR THE SECURITIES LAWS OF ANY STATE AND
     MAY NOT BE OFFERED, SOLD, PLEDGED, HYPOTHECATED, OR
     OTHERWISE TRANSFERRED IN THE ABSENCE OF AN EFFECTIVE
     REGISTRATION STATEMENT WITH RESPECT TO THEM UNDER THE
     ACT AND APPLICABLE STATE SECURITIES LAWS OR THE
     AVAILABILITY OF AN EXEMPTION FROM THE REGISTRATION
     REQUIREMENTS THEREOF.  THE ISSUER MAY REQUIRE AN
     OPINION OF COUNSEL IN FORM AND SUBSTANCE SATISFACTORY
     TO THE ISSUER TO THE EFFECT THAT THE PROPOSED TRANSFER
     IS IN COMPLIANCE WITH THE ACT AND ANY APPLICABLE STATE
     SECURITIES LAWS.

          If, in the reasonable opinion of the Company and its counsel, such legend is placed on any certificate representing Option Shares, and then, under relevant provisions of the federal securities laws and regulations and the case law and interpretive and "no-action" guidance thereunder, such legend is no longer required, Optionee shall be entitled to exchange such certificate with the Company for a certificate representing the same number of Shares but without such legend.

          8. Employment Rights. This grant of Option is made in accordance with the Employment Agreement between the Optionee and the Company, which Employment Agreement governs the terms and conditions of the Optionee's employment with the Company.

          9. Amendment. This Agreement may be amended by the Company at any time based on its determination that the amendment is necessary or advisable in light of any addition to, or change in, the Internal Revenue Code of 1986, as amended, or regulations issued thereunder, or any federal or state securities law or other law or regulation provided, however, that no such amendment shall adversely affect any of the rights of Optionee hereunder absent the written consent of Optionee.

          10. Notices. Any notice or other communication made in connection with this Agreement shall be deemed duly given in accordance with Section 25 of the Employment Agreement.

          11. Miscellaneous. If litigation, arbitration, or similar proceedings should be instituted based on, arising out of, or in connection with, this agreement, the prevailing party shall be entitled to an award of such party's costs and expenses in connection therewith, including reasonable and documented attorney fees and including reasonable and documented costs and expenses in any appeal. This Agreement sets forth the final and entire agreement between the parties with respect to the Option, which shall be governed by and shall be construed in accordance with the laws of the State of Hawaii without regard to any otherwise applicable principles of conflicts of laws. This Agreement shall bind and benefit Optionee, the heirs, distributees, personal representative, and permitted assign(s) of Optionee, and the Company and its successors and assigns.

          IN WITNESS WHEREOF, the parties have duly executed this Agreement as of the date first above written.


COMPANY:  Maui Land & Pineapple
          Company, Inc.                OPTIONEE:



By:  /S/ DAVID A. HEENAN                /S/ DAVID C. COLE
Name:    David A. Heenan                    David C. Cole
Title:   Chairman of the Board





Attachments:

     Attachment A:       Acknowledgement Regarding Resale (No
                         Registration in Effect at time of Issuance)

     Attachment B:       Acknowledgement Regarding Resale
                         ("Affiliate" Resale Restrictions Only)










             ATTACHMENT A TO STOCK OPTION AGREEMENT

 ACKNOWLEDGEMENT REGARDING RESALE (NO REGISTRATION IN EFFECT AT
                        TIME OF ISSUANCE)

          All capitalized terms used in this Acknowledgement shall have the meanings provided in the Stock Option Agreement dated October 6, 2003 (the "Agreement") between Maui Land &
Pineapple Company, Inc. and David C. Cole.

          In connection with the exercise of Options for __________ Option Shares:

          1. Optionee acknowledges that the offer and sale of the Option Shares to Optionee has not been registered under the Securities Act of 1933, as amended (the "Securities Act") or under any state securities act, in reliance, in part, on Optionee's representations, warranties and agreements herein.

          2. Optionee understands that the Option Shares are "restricted securities" under the Securities Act of 1933, as amended (the "Securities Act") in that such shares will be acquired from Company in a transaction not involving a public offering, that the Option Shares may be reoffered and resold or otherwise transferred without registration under the Securities Act only in certain limited circumstances, and that in the absence of an effective registration statement under the Securities Act or an exemption under the Securities Act, the Option Shares must be held indefinitely. In this connection, Optionee understands the resale limitations imposed by the Securities Act.

          3. Optionee represents and warrants to the Company that he acquiring the Option Shares for investment and not for resale or with a view to distribution. Optionee further represents that he [(i) is an "accredited investor" within the meaning of Rule 501(a) under the Securities Act, and (ii)] possesses, either alone or with his "purchaser representative" within the meaning of Rule 501(h) under the Securities Act, such knowledge and experience in financial and business matters that he is capable of evaluating the merits and risks of an investment in the Company.

          4. Optionee acknowledges that he will not make any disposition or other transfer of all or any part of the Option Shares that will result in the violation by Optionee or the Company of any applicable law, rule or regulation, including the Securities Act or any applicable state securities law. Without limiting the foregoing, Optionee agrees not to make any offer, sale or other disposition or transfer of all or any part of the Option Shares unless and until:

               (a)  There is then in effect a registration
statement under the Securities Act covering such offer, sale or other disposition, and such offer, sale or other disposition is made in accordance with such registration statement and any applicable state securities laws; or

               (b) Optionee has notified the Company of the proposed disposition and has furnished the Company with a detailed statement of the circumstances surrounding the proposed disposition and, if and to the extent requested by the Company, Optionee has furnished Company with a written opinion of counsel, satisfactory to Company in its sole discretion, that such offer, sale or other disposition or transfer will not require registration under the Securities Act, or the consent of, or a permit from, appropriate authorities under any applicable state securities law.

          5. Optionee acknowledges that he has a pre-existing relationship with the Company and has has received and reviewed all other documents and information he considers necessary and appropriate for deciding whether to invest in Option Shares. Optionee acknowledges that he has had an opportunity to ask questions and receive answers regarding the terms and conditions of the investment in Option Shares and regarding the business, financial affairs, and other aspects of the Company, and has further had the opportunity to obtain all information (to the extent the Company possesses or can acquire such information without unreasonable expense or effort) that he deems necessary to evaluate the investment and to verify the accuracy of information otherwise provided to Optionee.

          6. Nothing in this acknowledgement shall abridge or otherwise qualify Optionee's rights under the Agreement, including without limitation his rights under Section 6 thereof.

Date:                           OPTIONEE:




                                 David C. Cole











             ATTACHMENT B TO STOCK OPTION AGREEMENT

ACKNOWLEDGEMENT REGARDING RESALE ("AFFILIATE" RESALE RESTRICIONS
                              ONLY)

          All capitalized terms used in this Acknowledgement shall have the meanings provided in the Stock Option Agreement dated October 6, 2003 (the "Agreement") between Maui Land &
Pineapple Company, Inc. and David C. Cole.

          In connection with the exercise of Options for __________ Option Shares:

          1. Optionee acknowledges that he may be deemed to be an "affiliate" of the Company within the meaning of Rule 144 under the Securities Act of 1933, as amended (the "Securities
Act").

          2. Optionee understands that as a consequence of his affiliate status, the Option Shares may be reoffered and resold or otherwise transferred without registration under the Securities Act only in certain limited circumstances, and that in the absence of an effective registration statement under the Securities Act or an exemption under the Securities Act, the Option Shares must be held indefinitely. In this connection, Optionee understands the resale limitations imposed by the Securities Act.

          3. Optionee acknowledges that he will not make any disposition or other transfer of all or any part of the Option Shares that will result in the violation by Optionee of any applicable law, rule or regulation, including the Securities Act or any applicable state securities law. Without limiting the foregoing, Optionee agrees not to make any offer, sale or other disposition or transfer of all or any part of the Option Shares unless and until:

               (a)  There is then in effect a registration
statement under the Securities Act covering such offer, sale or other disposition, and such offer, sale or other disposition is made in accordance with such registration statement and any applicable state securities laws; or

               (b) Such offer, sale or other disposition or transfer will not require registration under the Securities Act, or the consent of, or a permit from, appropriate authorities under any applicable state securities law.

          4. Nothing in this acknowledgement shall abridge or otherwise qualify Optionee's rights under the Agreement, including without limitation his rights under Section 6 thereof.

Date:                           OPTIONEE:




                                David C. Cole